                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports dated February 10, 1998 incorporated by reference or included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No. 33-88264) and Form S-3 (File No. 33-88236).


                                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 31, 1998